Exhibit 99.1
2008 Analyst Day March 26, 2008 Dick Giromini President and Chief Executive Officer

Strategic Plan

Presenters Dick Giromini - President and Chief Executive Officer Joe Zachman - Sr. Vice President and Chief Operating Officer Steve Miller - Vice President - Supply Chain Management Rod Ehrlich - Sr. Vice President - Chief Technology Officer Rob Hancock - Vice President - Product Engineering Jamie Scarcelli - Vice President - DuraPlate Products Group Bob Smith - Sr. Vice President - Chief Financial Officer

This presentation will contain certain forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward-looking statements. Without limitation, these risks and uncertainties include increased competition, dependence on new management, reliance on certain customers and corporate partnerships, shortages of raw materials, dependence on industry trends, access to capital, acceptance of new technology and products, and government regulation. Listeners should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10-K and 10-Q. We cannot give assurance that the expectations reflected in our forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward-looking statements. All written and oral forward looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. Safe Harbor Statement

Investment Highlights Market leader: #1 position in North American trailer market Superb brand recognition: Supported by diverse, long-standing customer relationships Innovation leader: Best-in-class technology (e.g., DuraPlate(r)) New leadership: Strong management team & Continuous Improvement (CI) culture Significant growth opportunities: DuraPlate(r) and mid-market growth opportunities Margin expansion opportunities: Strategic sourcing, strategic pricing initiatives Strong financial position: 2007 OCF of $59M, net debt of $63M

Company At-A-Glance Key Facts: Founded as a start-up in 1985 IPO in 1991 - NYSE: WNC Headquartered in Lafayette, IN 3,100 employees 2007 sales of $1.1B 2007 trailer production of ~ 46,500 units #1 North American Designer, Manufacturer and Marketer of Truck Trailers and Related Transportation Equipment

DuraPlate(r) Pups Arctic Lite(r) Vans Transcraft (r) Flatbeds DuraPlate HD(r) Dry Vans RoadRailer(r) DuraPlate(r) Dry Vans WNC Product Offering FreightPro(r) Dry Vans Dry Vans Refrigerated Doubles Vans Intermodal Platforms

Strategic Plan

Sustainable Value Creation - Our Purpose Productivity & People Technology & Innovation Differentiation & Customer Value Value Creation

Key Elements of the Plan Increase Diversification Improve Operational Excellence Capture Additional Growth Opportunities Reduce Cyclicality Improve Profitability Drive Higher Growth Goal: Transform Wabash National into a diversified industrial manufacturer and service provider by leveraging core competencies; Improve profitability via operational excellence; Capture additional revenue streams through new product development, new market growth opportunities, and selective acquisitions Objectives: Goals:

Strategic Pyramid Executable Initiatives Tactical Actions Value Creation Innovation Customer Focus People Corporate Growth Operational Excellence

Develop New Non-core Business Opportunities Develop Global Joint Ventures/ Alliances Make Strategic Acquisitions Optimize Manufacturing Costs Accelerate Strategic Sourcing Initiative Optimize Inventory Mgmt. Create Purchasing Consortium Expand Customer Base Leverage the WNC Brand. Optimize and Grow Sales Channels Enhance Succession Planning Process Expand Leadership Development Initiatives Improve Bench Strength Expand Associate Development Initiatives Develop & Launch Next Gen Dry Van Develop & Launch Next Gen Reefer Develop & Launch Fuel Savings Option Packages Strategic Pyramid ? Executable Initiatives Innovation Customer Focus People Corporate Growth Operational Excellence Value Creation

Operational Excellence Optimize Manufacturing Process Southern Plant Lafayette Transformation Strategic Sourcing Purchasing Consortium Inventory Optimization Offset the impact of rising raw materials prices Reduce capital allocation to inventory management Lower materials costs through greater purchasing leverage

People Succession Planning Leadership Development Associate Development Bench Strength Plan for future growth Identify future leaders Develop leadership skills Corporate citizenship and involvement Identify, develop, hire and retain talent Enhance skills and knowledge Community involvement and support

People A Focus on Safety - Our number one value and number one priority Record-setting performance each year Industry-leading workplace organization and housekeeping A Focus on Development - Preparing for the future Associate Development Leadership Development Executive Development Technical Excellence Succession Planning A Focus on Involvement and Engagement Corporate Citizenship Associate Recognition

Industry and Community Leadership 2004 U.S. Senate Productivity Award United Way Best Practices Award 2005 AME Manufacturing Excellence Award ISO 14001 Registration United Way Best Overall Campaign Customer of the Year - The Wabash Center 2006 Industry Week "50 Best" Manufacturing Companies 2007 United Way Best Practices Award 2008 Accepted into "EPA Environmental Stewardship Program" Occupational Achievement Award - National Safety Council

People Really Do Matter at WNC

Customer Focus Expand the Customer Base Leverage the Brand Optimize Sales Channels Continue to grow mid-market presence Extend product line Bundle products and services Increase distribution footprint Improve sales force productivity

Innovation Next Gen Dry Van Lighter, stronger, lower cost to produce Globally competitive Next Gen Reefer Fuel Savings Technology Lighter, stronger, lower cost to produce Globally competitive Improved fuel efficiency Enhanced aerodynamics

# Capture Additional Growth Opportunities

**Innovation**

Develop next generation dry van and refrigerated trailers

Dry Van Trailer

- Potential Designs:
  - Bonded sidewalls
  - Thermoplastic roof
  - Lightweight sidewall core
  - Higher load-rated HD concept
  - Improved fuel efficiency
- Targeted introduction in 2012

Refrigerated Trailer

- Potential Designs:
  - Improve thermal efficiency
  - Bonded interior posts
  - More durable interior liner
  - Increase floor strength
  - Modular sidewalls
- Targeted introduction in 2011

Benefits:

- Meets an unmet market need
- Increases sales opportunities to refrigerated carriers
- Meets growing global threat to our domestic industry

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Corporate Growth Non-core Business Development DuraPlate(r) Products Group CI Services RoadRailer Global Licensing Joint Ventures & Alliances Strategic Acquisitions Contract manufacturing Collaborative sales alliances Global alliances/JVs Complementary products and services Focus on shareholder value creation!

Corporate Growth Relationship allows WNC to: Sell composite technology into all markets (excluding building cladding applications) Market Alcoa's Aluplate aluminum product Other opportunities to further include technology sharing DuraPlate Products Group Expand into new markets with Alcoa relationship Benefits:

Corporate Growth Opportunities for global expansion Diversify into non-cyclical / counter cyclical markets Industries targeted: Aftermarket parts Aluminum flatbeds Trailer refurbishment Benefits: Gain access to new customers Cost savings (e.g., overhead, marketing) Acquisitions Expand presence in the trailer market through strategic, bolt-on acquisitions Areas of Focus:

Operational Excellence Joe Zachman, SVP and Chief Operating Officer

Operational Excellence Enhance Manufacturing Process Lower manufacturing cost and strengthen competitive position New Southern Plant Start date: TBD State-of-the-art production facility in Franklin, Kentucky 300,000 square foot facility DuraPlate and FreightPro assembly Full capacity within approximately 24 months of start Areas of Focus: Lafayette Facility Transformation will begin in mid- 2008 Update and consolidate assembly line Optimize raw material storage and handling Transformation will be complete in the first half of 2009

Southern Plant Project Establish a strategically located, cost-leading, state-of-the-art manufacturing facility in Kentucky Reduce shipping costs for large customer base in the area Provide manufacturing capabilities in closer proximity to new customers Create opportunities to expand capacity at a lower cost point Gain access to an expanded labor pool Meet future workforce growth needs Reduce dependency on Lafayette labor pool Drive margin expansion by reducing average production cost per trailer Overall, lower average production cost per trailer by appx. 80-100 bps Open space in Lafayette for manufacturing improvements and future growth initiatives Will result in $5M+ margin improvement at full annual capacity Key Benefits:

Project Risk Management Risk Mitigation High degree of confidence in Project's success Construction will commence as leading market indicators dictate Retain start date flexibility to manage macro-economic risks No line design compromises caused by existing infrastructure limitations Building designed to fit production line rather than line designed to fit building Utilize best practice, proven process technology in the design and layout of the line Employ "Lessons Learned" from Alpha line project No unknown factors Leverage strong, dedicated and experienced team with significant manufacturing processes and facilities optimization expertise

Southern Plant Relative Timeline Site Prep Bldg Construction Equipment Installation Workforce Development Pre-Production Launch Production ramp to rate Equipment Refurb, Design, and Build Start 3 6 9 12 15 18 21 24 Months

Lafayette Transformation Streamline production processes and improve manufacturing efficiency Optimize existing line configurations Drive margin improvement Improve material handling processes Consolidate dislocated warehouse facilities Reduce labor dependency in tight Lafayette market Create additional floor space to facilitate new business opportunities Portable storage units, etc. Will result in $1M+ margin improvement beginning in 2009 Key Benefits:

Lafayette Operations Transformation Q2 2008 Q3 2008 Q4 2008 Pup Line Consolidation DuraPlate Line Consolidation Freight Pro Consolidation Removal of lines Q2 2009 Q1 2009 Warehouse Consolidation

Controlled Storage Production Line Lafayette South Campus Lafayette North Campus - Current State DCO 3

Shipping Consolidated Warehouse Production Line Lafayette South Campus Lafayette North Campus - Future Layout DCO 3

Lafayette North Campus - Future Layout Shipping Space Made Available Consolidated Warehouse Production Line Lafayette South Campus Over 190,000 square feet of space under roof made available for other opportunities. DCO 3

Operational Excellence Steve Miller, VP - Supply Chain Management

Supply Chain Supply Chain Management Inbound Transportation Materials Management Purchasing Strategic Sourcing Key Focus: Strategic suppliers devoted to lowest total supply chain cost: Superior value (lower cost over life of product) Higher quality products Reliable delivery and services Leverage industry leading position Exert significant influence with large and small suppliers Set the bar higher to promote continuous improvement Get more favorable terms Supplier Quality

Spend Breakdown 2007 Spend Profile

Total Cost of Ownership Wabash National Supplier Supplier's Supplier Customer Customer's Customer Greater control of pricing scheme Eliminates middle layer of costs (i.e., mark-ups) Increases WNC value proposition to customers Old WNC Model New WNC Model Purchase Pay Lowers total cost of ownership:

Subject Matter Expertise Current State Assessment Commodity Management Contracts Admin/Management Procurement Cards ERP Process Utilization Supply Base Collaboration Transportation & Logistics Supply Chain Strategy Training, Education, & Mentoring Key Supply Chain Initiatives Secondary Initiatives: Primary Initiatives: Inventory Management Strategic Sourcing Purchasing Consortium

Inventory Management Accomplishments: Warehouse consolidation (15 to 10) Improved ERP utilization $30M inventory reduction in 2007 Notable improvement in inventory turns Storage Off Site MFG Transcraft WWP Total PLAN 12/1/2006 30.7 4.4 11.2 4.5 7.3 58.1 59 1/1/2007 31 5.3 12 4.3 7.7 60.3 58 2/1/2007 33.5 4.2 13.5 4.2 7.7 63.2 57 3/1/2007 29.2 5.6 12.1 3.7 7.9 58.6 56 4/1/2007 26.7 5.6 12.5 4 8.2 56.9 54 5/1/2007 27.3 5.7 12.4 3.3 7.9 56.5 52 6/1/2007 24.3 8.3 10.7 3 7.6 53.8 51 7/1/2007 24.8 5 12.2 3.3 7.5 52.7 51 8/1/2007 24.3 3.6 11.6 3.2 7 50.2 48 9/1/2007 20.1 3.6 9.2 3.5 6.8 43.4 45 10/1/2007 17.9 3.4 11.4 2.3 6.6 41.8 45 11/1/2007 17.6 3.2 11.1 1.6 6.5 40.1 45 12/1/2007 12.2 3.4 7.3 1.7 6.5 31.1 45 1/1/2008 14.7 3.4 9.4 2.3 6.5 36.3 37 2/1/2008 37 3/1/2008 35.8 4/1/2008 36.6 5/1/2008 37.9 6/1/2008 38.2 7/1/2008 37 8/1/2008 35.2 9/1/2008 33.2 10/1/2008 32 11/1/2008 29.7 12/1/2008 27.7 Goals: Eliminate 'dead-stock' $10M in additional inventory reductions Move towards vendor managed inventories (VMI) Period Turns* 2006 17 2007 21 2008E 28 *Inventory Turns = COGS/Average Inventory

Strategic Sourcing Continually improve purchasing activities Develop new suppliers, with focus internationally Emphasis in Asia Build low-cost global sourcing platform Currently 5% of materials are purchased internationally Goal is to move 20% of parts and components to low cost countries (LCC) Areas of Focus: US 2007 2012 Spend 80 5 15 Low Cost Global Sourcing Goal = 20% of spend by 2012 Identify new LCC suppliers; offset rising raw materials prices

Low Cost Country Sourcing Asia Strategy Gain access to Asian market through strategic intermediary TOCA Enterprises: Previous supplier of castings to WNC Wabash's presence "on the ground" in Asia Three year LTA signed (12/06) for LCC sourcing Key Benefits: Strong relationships with Asian manufacturers Warehouse and inventory management programs Minimize risks associated with off shore sourcing

Wabash National Truck Body Cargo Vans Specialty Trailer Mfg. Aftermarket Parts Key Participants: Purchasing Consortium Participative Consortium (WNC as Principal) Established five consortium members Administered and maintained by WNC with deminimis costs Leverage similar purchasing requirements Approximately $500M additional spend 70% of spend utilizing same supply base Drive better economics for all participants Increased spend from partners enhances overall supplier discounts WNC also captures a portion of participants cost savings Areas of Focus:

Purchasing Consortium Launch purchase consortium in 2Q'08 Un-tap significant cost savings opportunities Target 3% annual savings on $350M in spend initially Additional cost savings opportunities as consortium matures Next Steps: WNC Savings: Approximately $1M in 2008 and $5M in 2009

Innovation Rod Ehrlich, SVP and Chief Technology Officer Rob Hancock, VP - Product Engineering

Capture Additional Growth Opportunities Innovation Introduced at the Mid-America Trucking Show (MATS), Louisville, KY Wabash National 4.0 Electrical System TrustLock Plus Bonding Technologies: Sidewalls and Logistics Skylights and D-Rings DuraPlate Arched Roof New DuraPlate HD Fuel Efficiency/Savings

Capture Additional Growth Opportunities Electrical Innovation Wabash 4.0 Electrical System Standardized LED systems utilizing new lighting manufacturing technology Improve reliability (electronic circuit protection) Reduce cost of ownership Eliminate known failure modes Use industry proven connectors Provide 10-year system warranty Key Customer Benefits: Available in 3Q08, price competitive with incandescent systems

# Capture Additional Growth Opportunities

**Door Locking Innovation**

TrustLock Plus Door Locking System

## Key Customer Benefits:

TrustLock Plus significantly outperforms the conventional two-lock per door system

- Improve ease of use (ergonomic closing mechanism)
- Reduce weight
- Reduce cost of ownership
- Improve security
- Improve sealing performance
- Reduce door damage



Door Lock (Rear)

Trailer Side



Door Hold Back (Side)

**Available in 1Q09, one-lock per door outperforms two**

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Capture Additional Growth Opportunities Bonding Innovation Bonding Technologies - Sidewalls and Logistics (Support Beams and Ties) Improve appearance (decal) Simplify repairs Reduce leaks Improve thermal insulation Increase standardization Simplify manufacturing process Producible on all manufacturing lines Bonded Sidewall Bonded Logistics Available in 1Q09, fewer parts and simplified process Key Customer Benefits:

Capture Additional Growth Opportunities Bonding Innovation Bonding Technologies - Skylight and D- Ring Improve appearance (decal) Simplify repairs Reduce leaks Bonded D-Ring Previous Skylight Bonded Skylight Old D-Ring Key Customer Benefits: Available in 2Q08, process simplification and replaces translucent roofs

# Capture Additional Growth Opportunities

**DuraPlate Innovation**

New DuraPlate HD

**Key Customer Benefits:**

- Widest interior available (101.5”)
- Increase standardization
- Improve floor rating
- Provide interior forklift protection
- Enhance durability
- Expand to Mexican market



**Available in 2Q09, product refinement and market expansion**

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Capture Additional Growth Opportunities Roofing Innovation DuraPlate Arched Roof Improve damage resistance Reduce weight (liners) Extend interior height Improve roof performance Reduce warranty Key Customer Benefits: Available in 2Q09, high potential for automotive standard

Capture Additional Growth Opportunities Energy Innovation Fuel Efficiency/Savings Initiative EPA Smartway certified - practical solutions to improve fuel efficiency Improve fuel efficiency Weight reduction through components Reduce drag Reduce transportation costs Provide manufacturing integrated solutions EPA Smartway currently available, new solutions in 2Q09 Key Customer Benefits:

DuraPlate(r) Products Group Jamie Scarcelli, Vice President DuraPlate Products Group

# DuraPlate® Products

## DuraPlate Composite Panels

- High density polyethylene (HDPE) core bonded between two sheets of high-strength steel.
- Composite panel is extremely strong, lightweight, and damage resistant.
- Composite characteristics allow it to flex and absorb impact which helps reduce damage.


Pre-coated galvanized steel skin
Foamed HDPE core
Galvanized steel skin



HDPE

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Corporate Growth Initiative - DuraPlate Non-Core Business Development Leverage materials and skills into business opportunities in addition to selling trailers Grow DuraPlate product sales Find and develop new business opportunities to diversify and grow the company Diversification into new markets presents significant long-term opportunities Corporate Growth

DuraPlate(r) Products Business Plan Keys to Success: Focus - Dedicated group, with ability to develop and drive new business opportunities Authority - Clearly defined responsibilities, with authority to make decisions necessary to drive the business Service - Consistent delivery, with strong customer support Execution - Finding profitable growth opportunities, determining market entry strategy, and successfully executing sales and manufacturing plans Resources - Availability of knowledgeable, experienced resources Speed - Creating/developing a new market opportunity and gaining a strong presence quickly Strategic Vision - Creative, strategic focus, with ability to see opportunities and how to create customer need

# Current DuraPlate® Products Markets


FedEx
Freight
Utilimaster DuraPlate® Truck Body

**Utility Truck Bodies/Cargo Trailers**

- Expanding relationship with Utilimaster
- Developing opportunities with other truck body OEMs
- Working on Cargo Trailer OEM segment


Morgan DuraPlate® Refrigerated Truck Body Concept


WELLS CARGO
TRAILERS
WELLS CARGO
Since 1954
Wells Cargo DuraPlate® Cargo Trailer Concept

57

# Portable Storage Containers Opportunity

**Portable Containers Industry**

- Concept of residential portable storage containers introduced in 1998
- Storage containers delivered directly to customer, packed at their leisure, and then picked up and moved across town, country, or to a local storage facility
- Current box designs are somewhat archaic – no real strong, dominant product design
- Opportunities:
  1. Sell DuraPlate wall panels to container manufacturers;
  2. Produce a standard DuraPlate container and sell directly to the industry; and/or
  3. Secure an agreement to be the exclusive manufacturer of the containers for the top portable container storage companies.







**Currently pursuing multiple opportunities**

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Innovation and technical expertise has been the foundation for Wabash National's success, from custom design engineering services to manufacturing Focused on becoming a full-service solutions partner (not just a supplier) of customized lightweight composite panels Just a sampling of the business opportunities that this group is focusing on TRUCK BODIES CARGO TRAILERS MILITARY STORAGE RAIL INDUSTRIAL EQUIPMENT CONSTRUCTION FLOORING MARINE SHELTERS OTHER INDUSTRIES DuraPlate(r) Products Group

Significant upside potential DuraPlate(r) Products Group '03 '04 '05 '06 '07 '08E '09E '10E '11E '12E DuraPlate Panels 0.79 3.7 2.9 5 6 15.8 35.6 50.9 65.6 81.7 in $MM

Financial Overview Bob Smith, SVP and Chief Financial Officer

# Strategic Initiatives

| | Reduce Cyclicality | Top-Line Growth | Improve Margins | Productivity Improvements | Earnings Growth |
|---|---|---|---|---|---|
| Middle Market Strategy/Increased Market Share | √ | √ | √ | | √ |
| Process Technology Innovation | | | √ | √ | √ |
| ERP System | | | √ | √ | √ |
| Operational Excellence | | | √ | √ | √ |
| Strategic Sourcing | | | √ | | √ |
| New Leg | √ | √ | | | √ |
| New Products | √ | √ | | | √ |

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Key Metrics Scorecard Strategic Initiative Key Metrics Operational Excellence Southern Plant Full utilization within 24 months from start Lafayette Transformation Assembly line update completed in 1H'09 Warehouse consolidation completed by 2Q'09 Strategic Sourcing 5% sourced internationally in 2007 Goal of 20% sourced internationally by 2012 Inventory Management Increase raw material turns from 21 in '07 to 28 in '08 and 30 in the future Purchasing Consortium Launch by 2Q'08 $1M in cost savings in 2008, $5M in 2009 Innovation Next Generation: Reefer Van Dry Van Introduction: 2011 2012 Corporate Growth Duraplate Products Group Grow from $5M to $80M by 2012 - 75% CAGR Joint Ventures/Alliances As appropriate Strategic Acquisitions As appropriate

Financial Outlook Expectations 2006 2007 Long-term Revenue $1.3B $1.1B >$1.5B Market Share (total trailers) 21% 21% 23% Non-trailer Revenue <$5M <$5M > $75M Gross Margins 8% 8% > 10% EBITDA Margins 3.3% 4.5% > 8%

Wrap-up Dick Giromini, President and Chief Executive Officer

Develop New Non-core Business Opportunities Develop Global Joint Ventures/ Alliances Make Strategic Acquisitions Optimize Manufacturing Costs Accelerate Strategic Sourcing Initiative Optimize Inventory Mgmt. Create Purchasing Consortium Expand Customer Base Leverage the WNC Brand. Optimize and Grow Sales Channels Enhance Succession Planning Process Expand Leadership Development Initiatives Improve Bench Strength Expand Associate Development Initiatives Develop & Launch Next Gen Dry Van Develop & Launch Next Gen Reefer Develop & Launch Fuel Savings Option Packages Strategic Pyramid ? Executable Initiatives Innovation Customer Focus People Corporate Growth Operational Excellence Value Creation

Strategic Plan Thank You